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Exhibit 23(b)


                          Independent Auditors' Consent


The Board of Directors
AMBI Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                            /s/ KPMG PEAT MARWICK LLP



New York, New York
December 19, 1997




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